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                                                                   EXHIBIT 10.1


                EIGHTH SUPPLEMENT TO NINTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENT


                               W I T N E S S E T H

         WHEREAS, the Ninth Amendment (the "Amendment") to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, as amended by Amendments Nos. 1-8, among Grant Geophysical, Inc. ("Borrower"), Elliott Associates, L.P. ("EALP"), as a Lender, and Foothill Capital Corporation ("Foothill"), as Agent (the "Agent") and a Lender (and, together with EALP, the "Lenders") was entered into by Borrower, EALP and Foothill on January 3, 2003; each capitalized term used but not defined herein having the meaning given to it in the Loan Agreement and the Ninth Amendment.

         WHEREAS, pursuant to the Supplement to Ninth Amendment to Loan and Security Agreement, executed and delivered as of January 22, 2003, the Waiver Period, as defined in the Ninth Amendment, was first extended through and including February 5, 2003, and again extended through subsequent supplements to the Ninth Amendment to Loan and Security Agreement until June 15, 2003.

         WHEREAS, Borrower and its subsidiaries and EALP desire that the Waiver Period, as defined in the Ninth Amendment, be further extended to and including June 30, 2003.

         NOW THEREFORE, the parties hereto, in consideration of the mutual promises set forth herein (which are acknowledged to be good, valuable and sufficient consideration), and each intending to be legally bound hereby, agree as follows:

                  1. The Obligors agree, acknowledge and admit that the failure to remit proceeds of Accounts to EALP as Agent and sole Lender constitutes an Event of Default (the "Admitted Default") entitling EALP to accelerate all Obligations immediately and to commence the exercise of remedies under the Loan Documents. EALP as the successor Agent and sole Lender upon giving effect to the Obligations Purchase,

(a) agrees that the Obligors may retain the proceeds of Accounts received by the Obligors (i) prior to and including January 3, 2003, if such proceeds have not been turned over, and (ii) from and excluding January 3, 2003 through and including 11:59 PM on June 30, 2003 (the "Waiver Period"); provided, however, that nothing contained herein shall allow the Obligors to retain any proceeds of Accounts, whether received before, on or after June 30, 2003, at any time after the expiration of the Waiver Period;

(b) agrees that any payments due on account of the Obligations from and after January 24, 2003 to June 30, 2003 shall be due and payable on July 1, 2003; and

(c) on the condition that no Default or Event of Default (other than the Admitted Default) has occurred, agrees for the duration of the Waiver Period not to (x) accelerate the Obligations or (y) exercise its remedies arising from the Admitted Default.

Nothing contained herein, however, shall constitute a waiver of any other rights EALP has under the Loan Documents. Without limiting the generality of the foregoing, EALP specifically reserves its right to enforce, and the Obligors specifically reaffirm their obligation to comply with, all provisions of the Loan Documents relating to the continued attachment and perfection of Liens securing the Obligations on, in or with respect to all of the Collateral, including without limitation the proceeds of the Accounts.


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IN WITNESS WHEREOF, this Eighth Supplement has been executed and delivered as of
June 16, 2003.

                                    ELLIOTT ASSOCIATES, L.P.,
                                    a Delaware limited partnership,

                                    By:  Elliott Capital Advisors, L.P.,
                                         as general partner

                                    By:  Braxton Associates, Inc.
                                         as general partner


                                         By: /s/ Elliot Greenberg
                                             ----------------------------------
                                         Name: Elliot Greenberg
                                               --------------------------------
                                         Title: Vice President
                                               --------------------------------

                                    GRANT GEOPHYSICAL, INC.,
                                    a Delaware corporation


                                    By: /s/ Richard F. Miles
                                        ---------------------------------------
                                    Name: Richard F.  Miles
                                          -------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    ADVANCED SEISMIC TECHNOLOGY, INC.,
                                    a Texas corporation

                                    By: /s/ Richard F. Miles
                                        ---------------------------------------
                                    Name:  Richard F. Miles
                                           ------------------------------------
                                    Title: President and CEO
                                           ------------------------------------

                                    GRANT GEOPHYSICAL CORP.,
                                    a Texas corporation


                                    By: /s/ Richard F. Miles
                                        ---------------------------------------
                                    Name:  Richard F. Miles
                                           ------------------------------------
                                    Title: President and CEO
                                           ------------------------------------


                                    GRANT GEOPHYSICAL (INT'L) INC.,
                                    a Texas corporation


                                    By: /s/ Richard F. Miles
                                        ---------------------------------------
                                    Name:  Richard F. Miles
                                           ------------------------------------
                                    Title: President and CEO
                                           ------------------------------------


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                                    GRANT GEOPHYSICAL DO BRASIL LTDA.,
                                    a corporation organized under the laws of the Republic of Brazil, South America


                                    By: /s/ Richard F. Miles
                                        ---------------------------------------
                                    Name:  Richard F. Miles
                                           ------------------------------------
                                    Title: President and CEO
                                           ------------------------------------

                                    PT. GRANT GEOPHYSICAL INDONESIA,
                                    a corporation organized under the laws of the Republic of Indonesia

                                   By: /s/ Richard F. Miles
                                       ----------------------------------------
                                   Name:  Richard F. Miles
                                          -------------------------------------
                                   Title: President and CEO
                                          -------------------------------------

                                   SOLID STATE GEOPHYSICAL INC.,
                                   a corporation organized under the laws of the Province of Alberta, Canada


                                  By: /s/ Richard F. Miles
                                      -----------------------------------------
                                  Name:  Richard F. Miles
                                         --------------------------------------
                                  Title: President and CEO
                                         --------------------------------------


                                       3